                                     DEFINED ASSET FUNDSSM
--------------------------------------------
-----------------------------------


                              MUNICIPAL INVESTMENT TRUST FUND
                              INSURED SERIES--231
                              (A UNIT INVESTMENT TRUST)
                              O   PORTFOLIO OF INSURED LONG TERM MUNICIPAL BONDS
                              O   DESIGNED FOR FEDERALLY TAX-FREE INCOME
                              O   MONTHLY INCOME DISTRIBUTIONS



SPONSORS:
Merrill Lynch,
Pierce, Fenner & Smith         -------------------------------------------------
Incorporated                   The Securities and Exchange Commission has not
Salomon Smith Barney Inc.      approved or disapproved these Securities or
PaineWebber Incorporated       passed upon the adequacy of this prospectus. Any
Dean Witter Reynolds Inc.      representation to the contrary is a criminal
Prudential Securities          offense.
Incorporated                   Prospectus dated June 4, 1999.

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Defined Asset FundsSM
Defined Asset FundsSM is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
   o A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
   o Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
o Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
o Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
o Ongoing supervision: We monitor each portfolio on an ongoing basis.
No matter what your investment goals, tolerance for risk or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION IN THIS PROSPECTUS IS AS OF THE EVALUATION DATE, FEBRUARY 28, 1999.


CONTENTS
                                                              PAGE
                                                         ---------
Risk/Return Summary....................................          3
What You Can Expect From Your Investment...............          7
   Monthly Income......................................          7
   Return Figures......................................          7
   Records and Reports.................................          7
The Risks You Face.....................................          8
   Interest Rate Risk..................................          8
   Call Risk...........................................          8
   Reduced Diversification Risk........................          8
   Liquidity Risk......................................          8
   Concentration Risk..................................          8
   Bond Quality Risk...................................          9
   Insurance Related Risk..............................          9
   Litigation and Legislation Risks....................          9
Selling or Exchanging Units............................          9
   Sponsors' Secondary Market..........................          9
   Selling Units to the Trustee........................          9
   Exchange Option.....................................         10
How The Fund Works.....................................         10
   Pricing.............................................         10
   Evaluations.........................................         11
   Income..............................................         11
   Expenses............................................         11
   Portfolio Changes...................................         11
   Fund Termination....................................         12
   Certificates........................................         12
   Trust Indenture.....................................         12
   Legal Opinion.......................................         13
   Auditors............................................         13
   Sponsors............................................         13
   Trustee.............................................         14
   Underwriters' and Sponsors' Profits.................         14
   Public Distribution.................................         14
   Code of Ethics......................................         14
   Year 2000 Issues....................................         14
Taxes..................................................         14
Supplemental Information...............................         16
Financial Statements...................................        D-1

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RISK/RETURN SUMMARY


       1.  WHAT IS THE FUND'S OBJECTIVE?
           The Fund seeks interest income that is exempt from regular federal income taxes by investing in a fixed portfolio consisting primarily of insured municipal revenue bonds.
       2.  WHAT ARE MUNICIPAL REVENUE BONDS?
           Municipal revenue bonds are bonds issued by states, municipalities and public authorities to finance the cost of buying, building or improving various projects intended to generate revenue, such as airports, health care facilities, housing and municipal electric, water and sewer utilities. Generally, payments on these bonds depend solely on the revenues generated by the projects, excise taxes or state appropriations, and are not backed by the government's taxing power.
       3.  WHAT IS THE FUND'S INVESTMENT STRATEGY?
        O The Fund plans to hold to maturity 12 insured long-term tax-exempt municipal bonds with a current aggregate face amount of $7,540,000.
        o The Fund is a unit investment trust which means that, unlike a mutual fund, the Fund's portfolio is not managed.
        o The bonds are rated AAA or Aaa by Standard & Poor's, Moody's or Fitch.
        o Many of the bonds can be called at a premium declining over time to par value. Some bonds may be called earlier at par for extraordinary reasons.
        o 100% of the bonds are insured by insurance companies. Insurance guarantees timely payments of principal and interest on the bonds (but not Fund units or the market value of the bonds before they mature).

           The Portfolio consists of municipal bonds of the following types:



                                                 APPROXIMATE
                                                  PORTFOLIO
                                                  PERCENTAGE



        o  Hospitals/Health Care                          13%
        o  Housing                                          27%
o          Industrial Development Revenue              22%
o          Miscellaneous                                      8%
        o  Municipal Water/Sewer Utilities                5%
o          Refunded Bonds                                 13%
        o  Special Tax                                       10%
o          Universities/Colleges                             2%



       4.  WHAT ARE THE SIGNIFICANT RISKS?
           YOU CAN LOSE MONEY BY INVESTING IN THE FUND. THIS CAN HAPPEN FOR VARIOUS REASONS, INCLUDING:
        o Rising interest rates, an issuer's worsening financial condition or a drop in bond ratings can reduce the price of your units.
        o Because the Fund is concentrated in housing bonds, adverse developments in this sector may affect the value of your units.
        o Assuming no changes in interest rates, when you sell your units, they will generally be worth less than your cost because your cost included a sales fee.
        o The Fund will receive early returns of principal if bonds are called or sold before they mature. If this happens your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity.



       5.  IS THIS FUND APPROPRIATE FOR YOU?
           Yes, if you want monthly income free from regular federal income tax. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in bonds of several different issuers.
           The Fund is not appropriate for you if you want a speculative investment that changes to take advantage of market movements, if you do not want a tax-advantaged investment or if you cannot tolerate any risk.

           DEFINING YOUR INCOME


           WHAT YOU MAY EXPECT (PAYABLE ON THE 25TH DAY OF
           EACH MONTH):
           Regular Monthly Income per unit                   $    4.64
           Annual Income per unit                            $   55.77
           RECORD DAY: 10th day of each month
           These figures are estimates on the evaluation date; actual payments may vary.



       6.  WHAT ARE THE FUND'S FEES AND EXPENSES?
           This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Fund. INVESTOR FEES
           Maximum Sales Fee (Load) on new
           purchases (as a percentage of
           $1,000 invested)                                  2.90%
           Employees of some of the Sponsors and their affiliates may be charged a reduced sales fee of no less than $5.00 per unit.
           The maximum sales fee is reduced if you invest at least $100,000, as follows:



                                         YOUR MAXIMUM
                                            SALES FEE
                 IF YOU INVEST:              WILL BE:
           ---------------------------  -----------------
           Less than $100,000                    2.90%
           $100,000 to $249,999                  2.65%
           $250,000 to $499,999                  2.40%
           $500,000 to $999,999                  2.15%
           $1,000,000 and over                   1.90%

           Maximum Exchange Fee                  1.90%


           ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                        AMOUNT
                                                      PER UNIT
                                                    -----------
                                                     $    0.69
           Trustee's Fee
                                                     $    0.44
           Portfolio Supervision,
           Bookkeeping and
           Administrative Fees
           (including updating
           expenses)
                                                     $    0.20
           Organization Costs
                                                     $    0.17
           Evaluator's Fee
                                                     $    0.34
           Other Operating Expenses
                                                    -----------
                                                     $    1.84
           TOTAL



           The Sponsors historically paid organization costs and updating expenses.



       7.  HOW HAVE SIMILAR FUNDS PERFORMED IN THE PAST?
           In the following chart we show past performance of prior municipal Insured Series, which had the same investment objectives, strategies and types of bonds as this Fund. These prior Insured Series were offered between January 5, 1988 and October 17, 1996 and were outstanding on March 31, 1999. OF COURSE, PAST PERFORMANCE OF PRIOR SERIES IS NO GUARANTEE OF FUTURE RESULTS OF THIS FUND.

           AVERAGE ANNUAL COMPOUND TOTAL RETURNS
           FOR PRIOR SERIES
           Reflecting all expenses. For periods ended 3/31/99.



                   WITH SALES FEE                    NO SALES FEE
            1 YEAR     5 YEARS   10 YEARS    1 YEAR     5 YEARS   10 YEARS


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High         4.22%      7.44%      6.98%      7.02%      8.64%      7.58%
Average      2.01       5.67       6.81       5.38       6.73       7.41
Low          -0.65      4.26       6.70       2.98       5.08       7.30


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Average
Sales fee    3.35%      5.19%      5.82%


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Note: All returns represent changes in unit price with distributions reinvested into the Municipal Fund Investment Accumulation Program.


       8.  IS THE FUND MANAGED?
           Unlike a mutual fund, the Fund is not managed and bonds are not sold because of market changes. Rather, experienced Defined Asset Funds financial analysts regularly review the bonds in the Fund. The Fund may sell a bond if certain adverse credit or other conditions exist.
       9.  HOW DO I BUY UNITS?
           The minimum investment is one unit.
           You can buy units from any of the Sponsors and other broker-dealers. The Sponsors are listed later in this prospectus. Some banks may offer units for sale through special arrangements with the Sponsors, although certain legal restrictions may apply.

           UNIT PRICE PER UNIT                     $1,065.48
           (as of February 28, 1999)
           Unit price is based on the net asset value of the Fund plus the sales fee. An amount equal to any principal cash, as well as net accrued but undistributed interest on the unit, is added to the unit price. An independent evaluator prices the bonds at 3:30 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the bonds in the Fund.

      10.  HOW DO I SELL UNITS?
           You may sell your units at any time to any Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale. You will not pay any other fee when you sell your units.
      11.  HOW ARE DISTRIBUTIONS MADE AND TAXED?
           The Fund pays income monthly. In the opinion of bond counsel when each bond was issued, interest on the bonds in this Fund is generally 100% exempt from regular federal income tax.
           A portion of the income may also be exempt from state and local personal income taxes, depending on where you live. You will also receive principal payments if bonds are sold or called or mature, when the cash available is more than $5.00 per unit. You will be subject to tax on any gain realized by the Fund on the disposition of bonds.
      12.  WHAT OTHER SERVICES ARE AVAILABLE?
           REINVESTMENT
           You will receive your monthly income in cash unless you choose to compound your income by reinvesting with no sales fee in the Municipal Fund Investment Accumulation Program, Inc. This program is an open-end mutual fund with a comparable investment objective, but those bonds generally will not be insured. Income from this program will generally be subject to state and local income taxes. For more complete information about the program, including charges and fees, ask the Trustee for the program's prospectus. Read it carefully before you invest. The Trustee must receive your written election to reinvest at least 10 days before the record day of an income payment. EXCHANGE PRIVILEGES
           You may exchange units of this Fund for units of certain other Defined Asset Funds. You may also exchange into this Fund from certain other funds. We charge a reduced sales fee on exchanges.

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    TAX-FREE VS. TAXABLE INCOME: A COMPARISON OF TAXABLE AND TAX-FREE YIELDS


                                  EFFECTIVE
TAXABLE INCOME 1999*               % TAX                         TAX-FREE YIELD OF
  SINGLE RETURN    JOINT RETURN   BRACKET    3%     3.5%     4%     4.5%     5%     5.5%     6%     6.5%
                                                        IS EQUIVALENT TO A TAXABLE YIELD OF
----------------------------------------------------------------------------------------------------------
 $      0- 25,750 $      0- 43,050   15.00     3.53   4.12     4.71   5.29     5.88   6.47     7.06    7.65
----------------------------------------------------------------------------------------------------------
$ 25,751- 62,450 $ 43,051-104,050   28.00     4.17   4.86     5.56   6.25     6.94   7.64     8.33    9.03
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$ 62,451-130,250 $104,051-158,550   31.00     4.35   5.07     5.80   6.52     7.25   7.97     8.70    9.42
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$130,251-283,150 $158,551-283,150   36.00     4.69   5.47     6.25   7.03     7.81   8.59     9.38   10.16
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OVER $283,151       OVER $283,151   39.60     4.97   5.79     6.62   7.45     8.28   9.11     9.93   10.76
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To compare the yield of a taxable security with the yield of a federally tax-free security, find your taxable income and read across. The table incorporates 1999 federal income tax rates and assumes that all income would otherwise be taxed at a U.S. investor's highest tax rate. Yield figures are for example only.

*Based upon net amount subject to federal income tax after deductions and exemptions. This table does not reflect the possible effect of other tax factors, such as alternative minimum tax, personal exemptions, the phase-out of exemptions, itemized deductions, the possible partial disallowance of deductions or state and local taxation. Consequently, investors are urged to consult their own tax advisers in this regard.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

MONTHLY INCOME

The Fund will pay you regular monthly income. Your monthly income may vary because of:
   o elimination of one or more bonds from the Fund's portfolio because of calls, redemptions or sales;
   o a change in the Fund's expenses; or
   o the failure by a bond's issuer to pay interest.

Changes in interest rates generally will not affect your monthly income because the portfolio is fixed.

Along with your monthly income, you will receive your share of any available bond principal.

RETURN FIGURES

We cannot predict your actual return, which will vary with unit price, how long you hold your investment and changes in the portfolio, interest income and expenses.

Estimated Current Return equals the estimated annual cash to be received from the bonds in the Fund less estimated annual Fund expenses, divided by the Unit Price (including the maximum sales fee):


 Estimated Annual                  Estimated
 Interest Income        -       Annual Expenses
-------------------------------------------------
                   Unit Price


Estimated Long Term Return is a measure of the estimated return over the estimated life of the Fund. Unlike Estimated Current Return, Estimated Long Term Return reflects maturities, discounts and premiums of the bonds in the Fund. It is an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual bonds in the portfolio, adjusted to reflect the Fund's maximum sales fee and estimated expenses. We calculate the average yield for the portfolio by weighting each bond's yield by its market value and the time remaining to the call or maturity date.

Yields on individual bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings.

These return quotations are designed to be comparative rather than predictive.

RECORDS AND REPORTS

You will receive:
o a monthly statement of income payments and any principal payments;
o a notice from the Trustee when new bonds are deposited in exchange or substitution for bonds originally deposited;
o an annual report on Fund activity; and
o annual tax information. This will also be sent to the IRS. You must report the amount of tax-exempt interest received during the year.

You may request:
o copies of bond evaluations to enable you to comply with federal and state tax reporting requirements; and
o audited financial statements of the Fund.

You may inspect records of Fund transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

INTEREST RATE RISK

Investing involves risks, including the risk that your investment will decline in value if interest rates rise. Generally, bonds with longer maturities will change in value more than bonds with shorter maturities. Bonds in the Fund are more likely to be called when interest rates decline. This would result in early returns of principal to you and may result in early termination of the Fund. Of course, we cannot predict how interest rates may change.

CALL RISK

Many bonds can be prepaid or 'called' by the issuer before their stated maturity.

For example, an issuer might call its bonds if it no longer needs the money for the original purpose or, during periods of falling interest rates, if the issuer's bonds have a coupon higher than current market rates. If the bonds are called, your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity. An early call at par of a premium bond will reduce your return.

REDUCED DIVERSIFICATION RISK

If many investors sell their units, the Fund will have to sell bonds. This could reduce the diversification of your investment and increase your share of Fund expenses.

LIQUIDITY RISK

The bonds will generally trade in the over-the-counter market. We cannot assure you that a liquid trading market will exist, especially since current law may restrict the Fund from selling bonds to any Sponsor. The value of the bonds, and of your investment, may be reduced if trading in bonds is limited or absent.

CONCENTRATION RISK

When a certain type of bond makes up 25% or more of the portfolio, the Fund is said to be 'concentrated' in that bond type, which makes the Fund less diversified.

Here is what you should know about the Fund's concentration in housing bonds. Multi-family housing revenue bonds and single family mortgage revenue bonds are issued to provide financing for various housing projects. These bonds are payable primarily from the revenue derived from mortgage loans to housing projects for low to moderate income familities or notes secured by mortgages on residences. Repayment of these bonds is dependent upon, among other things:
   o occupany levels;
   o rental income;
   o the default rate on the underlying mortgage loans;
   o the ability of mortgage insurers to pay claims;
   o the continued availability of federal, state or local housing subsidiary programs;
   o economic conditions in local markets;
   o construction costs;
   o taxes;
   o utility costs;
   o the level of operating expenses; and
   o the managerial ability of project managers.

Housing bonds generally may be prepaid at any time. Therefore, their average life will ordinarily be less then their stated maturity.

Changes to the portfolio from bond redemptions, maturities and sales may affect the Fund's concentration over time.

BOND QUALITY RISK

A reduction in a bond's rating may decrease its value and, indirectly, the value of your investment in the Fund.

INSURANCE RELATED RISK

The bonds are backed by insurance companies (as shown under Defined Portfolio). Insurance policies generally make payments only according to a bond's original payment schedule and do not make early payments when a bond defaults or becomes taxable. Although the federal government does not regulate the insurance business, various state laws and federal initiatives and tax law changes could significantly affect the insurance business. The claims-paying ability of the insurance companies is generally rated A or better by Standard & Poor's or another nationally recognized rating organization. The insurance company ratings are subject to change at any time at the discretion of the rating agencies.

LITIGATION AND LEGISLATION RISKS

We do not know of any pending litigation that might have a material adverse effect upon the Fund.

Future tax legislation could affect the value of the portfolio by:
   o limiting real property taxes,
   o reducing tax rates,
   o imposing a flat or other form of tax, or
   o exempting investment income from tax.

SELLING OR EXCHANGING UNITS

You can sell your units at any time for a price based on net asset value. Your net asset value is calculated each business day by:
   o adding the value of the bonds, net accrued interest, cash and any other Fund assets;
   o subtracting accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors and any other Fund liabilities; and
   o dividing the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the portfolio.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value without any other fee or charge. We may resell the units to other buyers or to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices.

We have maintained a secondary market continuously for over 25 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by sending the Trustee a letter (with any outstanding certificates if you hold unit certificates). You must properly endorse your certificates (or execute a written transfer instrument with signatures guaranteed by an eligible institution). Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee may sell your units in the over-the-counter market for a higher price, but it is not obligated to do so. In that case, you will receive the net proceeds of the sale.

If the Fund does not have cash available to pay you for units you are selling, the agent for the Sponsors will select bonds to be sold. Bonds will be selected based on market and credit factors. These sales could be made at times when the bonds would not otherwise be sold and may result in your receiving less than the unit par value and also reduce the size and diversity of the Fund.

There could be a delay in paying you for your units:
   o if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
   o if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the bonds not reasonably practicable; and
   o for any other period permitted by SEC order.

EXCHANGE OPTION

You may exchange units of certain Defined Asset Funds for units of this Fund at a maximum exchange fee of 1.90%. You may exchange units of this Fund for units of certain other funds at a reduced sales fee if your investment goals change. To exchange units, you should talk to your financial professional about what funds are exchangeable, suitable and currently available.

Normally, an exchange is taxable and you must recognize any gain or loss on the exchange. However, the IRS may try to disallow a loss if the portfolios of the two funds are not materially different; you should consult your own tax adviser.

We may amend or terminate this exchange option at any time without notice.

HOW THE FUND WORKS

PRICING

The price of a unit includes interest accrued on the bonds, less expenses, from the most recent Record Day up to, but not including, the settlement date, which is usually three business days after the purchase date of the unit.

A portion of the price of a unit consists of cash so that the Trustee can provide you with regular monthly income. When you sell your units you will receive your share of this cash.

In addition, as with mutual funds, the Fund (and therefore the investors) pay all or some of the costs of organizing the Fund including:
   o cost of initial preparation of legal documents;
   o federal and state registration fees;
   o initial fees and expenses of the Trustee;
   o initial audit; and
   o legal expenses and other out-of-pocket expenses.

These costs are amortized over the first five years of the Fund.

EVALUATIONS

An independent Evaluator values the bonds on each business day (excluding Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). Bond values are based on current bid or offer prices for the bonds or comparable bonds. In the past, the difference between bid and offer prices of publicly offered tax-exempt bonds has ranged from 0.5% of face amount on actively traded issues to 3.5% on inactively traded issues; the difference has averaged between 1 and 2%.

INCOME

The Trustee credits interest to an Income Account and other receipts to a Capital Account. The Trustee may establish a Reserve Account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid monthly. It also benefits when it holds cash for the Fund in non-interest bearing accounts. The Trustee may also receive additional amounts:
   o to reimburse the Trustee for the Fund's operating expenses;
   o for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
   o costs of actions taken to protect the Fund and other legal fees and expenses;
   o expenses for keeping the Fund's registration statement current; and
   o Fund termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 45 cents per $1,000 face amount annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Portfolio's registration statement yearly are also now chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Fund, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. The Fund also pays the Evaluator's fees.

The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

The Sponsors will pay advertising and selling expenses at no charge to the Fund. If Fund expenses exceed initial estimates, the Fund will owe the excess. The Trustee has a lien on Fund assets to secure reimbursement of Fund expenses and may sell bonds if cash is not available.

PORTFOLIO CHANGES

The Sponsors and Trustee are not liable for any default or defect in a bond.

Unlike a mutual fund, the portfolio is designed to remain intact and we may keep bonds in the portfolio even if their credit quality declines or other adverse financial circumstances occur. However, we may sell a bond in certain cases if we believe that certain adverse credit conditions exist or if a bond becomes taxable.

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which will affect the size and composition of the portfolio. Units offered in the secondary market may not represent the same face amount of bonds that they did originally.

We decide whether or not to offer units for sale that we acquire in the secondary market after reviewing:
   o diversity of the portfolio;
   o size of the Fund relative to its original size;
   o ratio of Fund expenses to income;
   o current and long-term returns;
   o degree to which units may be selling at a premium over par; and
   o cost of maintaining a current prospectus.

FUND TERMINATION

The Fund will terminate following the stated maturity or sale of the last bond in the portfolio. The Fund may also terminate earlier with the consent of investors holding 51% of the units or if total assets of the Fund have fallen below 40% of the face amount of bonds deposited. We will decide whether to terminate the Fund early based on the same factors used in deciding whether or not to offer units in the secondary market.

When the Fund is about to terminate you will receive a notice, and you will be unable to sell your units after that time. On or shortly before termination, we will sell any remaining bonds, and you will receive your final distribution. Any bond that cannot be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final sale.

You will pay your share of the expenses associated with termination, including brokerage costs in selling bonds. This may reduce the amount you receive as your final distribution.

CERTIFICATES

Certificates for units are issued on request. You may transfer certificates by complying with the requirements for redeeming certificates, described above. You can replace lost or mutilated certificates by delivering satisfactory indemnity and paying the associated costs.

TRUST INDENTURE

The Fund is a 'unit investment trust' governed by a Trust Indenture, a contract among the Sponsors, the Trustee and the Evaluator, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:
   o to cure ambiguities;
   o to correct or supplement any defective or inconsistent provision;
   o to make any amendment required by any governmental agency; or
   o to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the

51% requirement. No amendment may reduce your interest in the Fund without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:
   o it fails to perform its duties and the Sponsors determine that its replacement is in your best interest; or
   o it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities.
Investors holding 51% of the units may remove the Trustee. The Evaluator may resign or be removed by the Sponsors and the Trustee without the consent of investors. The resignation or removal of either becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee or Evaluator may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:
   o remove it and appoint a replacement Sponsor;
   o liquidate the Fund; or
   o continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee, the Sponsors and the Evaluator.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS

The Sponsors are:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051

SALOMON SMITH BARNEY INC. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013

DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048

PRUDENTIAL SECURITIES INCORPORATED (an indirect wholly-owned subsidiary of the Prudential Insurance Company of America)
One New York Plaza
New York, NY 10292
PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas,
New York, NY 10019

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Chase Manhattan Bank, Unit Investment Trust Department, 4 New York Plaza--6th Floor, New York, New York 10004, is the Trustee.

It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. The Sponsors also realized a profit or loss on the initial deposit of the bonds. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

A Sponsor or Underwriter may realize profits or sustain losses on bonds in the Fund which were acquired from underwriting syndicates of which it was a member.

In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

Merrill Lynch, as agent for the Sponsors, has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its employees with access to information on portfolio transactions. The goal of the code is to prevent fraud, deception or misconduct against the Fund and to provide reasonable standards of conduct.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the 'Year 2000 Problem'). We do not expect that the computer system changes necessary to prepare for the Year 2000 will cause any major operational difficulties for the Fund. The Year 2000 Problem may adversely affect the issuers of the securities contained in the Portfolio, but we cannot predict whether any impact will be material to the Portfolio as a whole.

TAXES

The following summary describes some of the important income tax consequences of holding units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances. You should consult your own tax adviser about your particular circumstances.

At the date of issue of each bond, counsel for the issuer delivered an opinion to the effect that interest on the bond is exempt from regular federal income tax. However, interest may be subject to state and local taxes and federal alternative minimum tax. Neither we nor our counsel have reviewed the issuance of the bonds, related proceedings or the basis for the opinions of counsel for the issuers. We cannot assure you that the issuer (or other users) have complied or will comply with any requirements necessary for a bond to be tax-exempt. If any of the bonds were determined not to be tax-exempt, you could be required to pay income tax for current and prior years, and if the Fund were to sell the bond, it might have to sell it at a substantial discount.

In the opinion of our counsel, under existing law:

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Fund will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each bond in the Fund.

INCOME OR LOSS UPON DISPOSITION

When all or part of your share of a bond is disposed of (for example, when the Fund sells, exchanges or redeems a bond or when you sell or exchange your units), you will generally recognize capital gain or loss. Your gain, however, will generally be ordinary income to the extent of any accrued 'market discount'. Generally you will have market discount to the extent that your basis in a bond when you purchase a unit is less than its stated redemption price at maturity (or, if it is an original issue discount bond, the issue price increased by original issue discount that has accrued on the bond before your purchase). You should consult your tax adviser in this regard.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain from the Fund will be long-term if you are considered to have held your investment on each bond for more than one year and short-term if you held it for one year or less. If you are an individual and sell your units after holding them for more than one year, you may be entitled to a 20% maximum federal tax rate on any resulting gains. Consult your tax adviser in this regard. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses.

YOUR BASIS IN THE BONDS

Your aggregate basis in the bonds will be equal to the cost of your units, including any sales charges and the organizational expenses you pay, adjusted to reflect any accruals of 'original issue discount,' 'acquisition premium' and 'bond premium'. You should consult your tax adviser in this regard.

EXPENSES

If you are not a corporate investor, you will not be entitled to a deduction for your share of fees and expenses of the Fund. Also, if you borrowed money in order to purchase or carry your units, you will not be able to deduct the interest on this borrowing for federal income tax purposes. The IRS may treat your purchase of units as made with borrowed money even if the money is not directly traceable to the purchase of units.

STATE AND LOCAL TAXES

Under the income tax laws of the State and City of New York, the Fund will not be taxed as a corporation. If you are a New York taxpayer, your income from the Fund will not be tax-exempt in New York except to the extent that the income is earned on bonds that are tax-exempt for New York purposes. Depending on where you live, your income from the Fund may be subject to state and local taxation. You should consult your tax adviser in this regard.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Fund by calling the Trustee. The supplemental information includes more detailed risk disclosure about the types of bonds that may be in the Fund's portfolio, general risk disclosure concerning any insurance securing certain bonds, and general information about the structure and operation of the Fund. The supplemental information is also available from the SEC.

          MUNICIPAL INVESTMENT TRUST FUND,
          INSURED SERIES - 231,
          DEFINED ASSET FUNDS

          REPORT OF INDEPENDENT ACCOUNTANTS

          The Sponsors, Trustee and Holders
          of Municipal Investment Trust Fund,
          Insured Series - 231, Defined Asset Funds:

          We have audited the accompanying statement of condition of Municipal Investment Trust Fund, Insured Series - 231, Defined Asset Funds, including the portfolio, as of February 28, 1999 and the related statements of operations and of changes in net assets for the years ended February 28, 1999 and 1998 and the period March 16, 1996 to February 28, 1997. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at February 28, 1999, as shown in such portfolio, were confirmed to us by The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation.
          We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Municipal Investment Trust Fund, Insured Series - 231, Defined Asset Funds at February 28, 1999 and the results of its operations and changes in its net assets for the above-stated periods in conformity with generally accepted accounting principles.



          DELOITTE & TOUCHE LLP

          New York, N.Y.
          April 9, 1999


                                                      D - 1.

     MUNICIPAL INVESTMENT TRUST FUND,
     INSURED SERIES - 231,
     DEFINED ASSET FUNDS


     STATEMENT OF CONDITION
     As of February 28, 1999


     TRUST PROPERTY:
       Investment in marketable securities -
 20     at value (cost $ 7,433,927 )(Note 1).........                                                 $ 8,009,669
 36  Accrued interest ...............................                                                      99,012
 32  Cash - income ..................................                                                      35,591
 34  Cash - principal ...............................                                                      77,537
       Deferred organization costs (Note 5) ...........                                                       4,118
                                                                                                        -----------
 40    Total trust property .........................                                                   8,225,927


     LESS LIABILITIES:
 50  Income advance from Trustee.....................                                 $   108,944
143  Accrued Sponsors' fees .........................                                         573
       Other liabilities ..............................                                       4,118         113,635
                                                                                        -----------     -----------


     NET ASSETS, REPRESENTED BY:
 80  7,654 units of fractional undivided
 80     interest outstanding (Note 3)................                                   8,087,206

105  Undistributed net investment income ............                                      25,086     $ 8,112,292
                                                                                        -----------     ===========

130UNIT VALUE ($ 8,112,292 / 7,654 units )...........                                                 $  1,059.88
                                                                                                        ===========


                                 See Notes to Financial Statements.
D - 2.

     MUNICIPAL INVESTMENT TRUST FUND,
     INSURED SERIES - 231,
     DEFINED ASSET FUNDS


     STATEMENTS OF OPERATIONS


                                                                                                       March 16, 1996
                                                                                                           to
                                                                        Years Ended February 28,          February 28,
                                                                        1999              1998              1997
                                                                        ----              ----              ----


     INVESTMENT INCOME:
 10  Interest income ........................                     $   459,636       $   540,679       $   559,345
 20  Trustee's fees and expenses ............                         (10,924)          (12,347)          (11,296)
 30  Sponsors' fees .........................                          (3,848)           (4,200)           (3,847)
                                                                    ------------------------------------------------
 40  Net investment income ..................                         444,864           524,132           544,202
                                                                    ------------------------------------------------

     REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS:
       Realized gain (loss) on
 50    securities sold or redeemed ..........                          63,815            79,353            (1,756)
       Unrealized appreciation (depreciation)
 60    of investments .......................                         (28,578)          460,061           144,259
                                                                    ------------------------------------------------
       Net realized and unrealized
 70     gain on investments .................                          35,237           539,414           142,503
                                                                    ------------------------------------------------

     NET INCREASE IN NET ASSETS
 80  RESULTING FROM OPERATIONS ..............                     $   480,101       $ 1,063,546       $   686,705
                                                                    ================================================


                                                    See Notes to Financial Statements.


                                                      D - 3.

     MUNICIPAL INVESTMENT TRUST FUND,
     INSURED SERIES - 231,
     DEFINED ASSET FUNDS


     STATEMENTS OF CHANGES IN NET ASSETS


                                                                                                        March 16, 1996
                                                                                                            to
                                                                        Years Ended February 28,           February 28,
                                                                        1999              1998              1997
                                                                        ----              ----              ----


     OPERATIONS:
 10  Net investment income ..................                     $   444,864       $   524,132       $   544,202
       Realized gain (loss) on
 20    securities sold or redeemed ..........                          63,815            79,353            (1,756)
       Unrealized appreciation (depreciation)
 30    of investments .......................                         (28,578)          460,061           144,259
                                                                    ------------------------------------------------
       Net increase in net assets
 40    resulting from operations ............                         480,101         1,063,546           686,705
                                                                    ------------------------------------------------
     DISTRIBUTIONS TO HOLDERS (Note 2):
 50  Income  ................................                        (445,620)         (524,842)         (511,625)
 60  Principal ..............................                         (40,460)          (33,983)
                                                                    ------------------------------------------------
 70  Total distributions ....................                        (486,080)         (558,825)         (511,625)
                                                                    ------------------------------------------------
     SHARE TRANSACTIONS:
 82  Redemption amounts - income ............                          (1,989)           (3,709)             (327)
 83  Redemption amounts - principal .........                        (821,760)       (1,421,089)         (298,862)
                                                                    ------------------------------------------------
 84  Total share transactions ...............                        (823,749)       (1,424,798)         (299,189)
                                                                    ------------------------------------------------

 90NET DECREASE IN NET ASSETS ...............                        (829,728)         (920,077)         (124,109)

100NET ASSETS AT BEGINNING OF PERIOD ........                       8,942,020         9,862,097         9,986,206
                                                                    ------------------------------------------------
110NET ASSETS AT END OF PERIOD ..............                     $ 8,112,292       $ 8,942,020       $ 9,862,097
                                                                    ================================================
     PER UNIT:
       Income distributions during
120    period ...............................                     $     55.89       $     56.16       $     50.80
                                                                    ================================================
       Principal distributions during
130    period ...............................                     $      5.22       $      3.75
                                                                    =====================================
       Net asset value at end of
140    period ...............................                     $  1,059.88       $  1,060.36       $  1,006.44
                                                                    ================================================
     TRUST UNITS:
 83  Redeemed during period .................                             779             1,366               300
150  Outstanding at end of period ...........                           7,654             8,433             9,799
                                                                    ================================================



                                                    See Notes to Financial Statements.
                                                      D - 4.

MUNICIPAL INVESTMENT TRUST FUND,
INSURED SERIES - 231,
DEFINED ASSET FUNDS

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

(A) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities except that value on March 16 1996 was based upon offering side evaluations at March 14, 1996, the day prior to the Date of Deposit. Cost of securities at March 16, 1996 was also based on such offering side evaluations.

(B) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

(C) Interest income is recorded as earned.


2. DISTRIBUTIONS

A distribution of net investment income is made to Holders each month. Receipts other than interest, after deductions for redemptions and applicable expenses, are also distributed periodically.

3. NET CAPITAL


8 Original Units and Unit Cost at Date of Deposit ........... 10,099 10,452,073
10 Cost of 7,654 units at Date of Deposit ..................... $ 7,921,593
20 Less sales charge .......................................... 353,079
-----------
25 Net amount applicable to Holders ........................... 988.8311994 7,568,514
31 Redemptions of units - net cost of 2,445 units redeemed
143 less redemption amounts (principal)....................... (124,019)
40 Realized gain on securities sold or redeemed ............... 141,412
50 Principal distributions .................................... (74,443)
70 Unrealized appreciation of investments...................... 575,742
-----------

80 Net capital applicable to Holders .......................... $ 8,087,206
===========

4. INCOME TAXES

As of February 28, 1999, unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $575,742, all of which related to appreciated securities. The cost of investment securities for Federal income tax purposes was $7,433,927 at February 28, 1999.

D - 5.

MUNICIPAL INVESTMENT TRUST FUND,
INSURED SERIES - 231,
DEFINED ASSET FUNDS

NOTES TO FINANCIAL STATEMENTS

5. DEFERRED ORGANIZATION COST

Deferred organization costs are being amortized over a period of five years. Included in "Other liabilities" in the accompanying Statement of Condition is $ 4,118 payable to the Trustee for reimbursement of cost related to the organization of the Trust.




                                                          D - 6.




     MUNICIPAL INVESTMENT TRUST FUND,
     INSURED SERIES - 231,
     DEFINED ASSET FUNDS

     PORTFOLIO
     As of February 28, 1999

                                            Rating of                          PE VER C.     Optional
     Portfolio No. and Title of              Issues         Face                                 Redemption
            Securities                      (1) (4)         Amount    Coupon      Maturities(3) Provisions(3)    Cost(2)   Value(2)
            ----------                       ---------  ----------- -----------   ------------  ------------  ----------  ---------
   1 Alaska Hsg. Fin. Corp., Govt. Purp.        AAA     $ 1,000,000     5.850 %      2015      12/01/05     $ 1,000,000 $ 1,043,910
     Bonds, 1995 Ser. A (MBIA Ins.)                          011831ZG2                       @  102.000

   2 Anchorage Telephone Util., Anchorage,      AAA         575,000     5.850        2016      03/01/06         570,239     615,923
     AK, Telephone Rev. Bonds, Ser. 1996 A                   033269BK6                       @  101.000
     (MBIA Ins.)

   3 California Educl. Fac. Auth.,              AAA          70,000     5.750        2018      06/01/05          68,278      73,998
     (College of Osteopathic Medicine                        130174VC6                       @  102.000
     of the Pacific), Rfdg. Rev. Bonds
     Ser. 1995 (Connie Lee Ins.)

   4 Indiana Health Fac. Fin. Auth., Hosp.      AAA       1,000,000     5.700        2022      05/15/06         966,940   1,050,360
     Rev. Rfdg. and Imp. Bonds (Cmnty.                       454797VC2                       @  102.000
     Hosps. Proj.), Ser. 1995 (MBIA Ins.)

   5 Massachusetts Wtr. Res. Auth., Gen.        AAA          35,000     6.000        2024(5)   08/01/04          35,266      39,137
     Rev. Bonds, 1994 Ser. A                                 576049GW4                       @  101.500
     (MBIA Ins.)

   6 New Hampshire Hsg. Fin. Auth., Single      AAA       1,000,000     6.050        2025      07/01/03       1,005,000   1,047,570
     Family Mtge. Rev. Bonds, 1993 Ser. B                    644686YS0                       @  102.000
     (AMBAC Ins.)

   7 The Pollution Ctl. Fin. Auth. of Salem     AAA         780,000     6.200        2030      08/01/04         800,951     867,875
     Cnty., NJ, Poll. Ctl. Rev. Rfdg. Bonds                  794103BN0                       @  102.000
     (Public Svc. Elec. & Gas Co. Proj.),
     1994 Ser. C (MBIA Ins.)

   8 Beaver Cnty., PA, Indl. Dev. Auth.,        AAA         900,000     5.450        2033      09/15/03         833,220     919,341
     Poll. Ctl. Rev. Rfdg. Bonds (Ohio                       074876DV2                       @  102.000
     Edison Co. Mansfield Proj.), 1993
     Series A (AMBAC Ins.)

   9 Pennsylvania Higher Educl. Facs. Auth.,    AAA         100,000     5.875        2025      07/15/05         100,002     105,998
     St. Joseph's Univ. Rev. Bonds, Ser.                     709171G30                       @  102.000
     1995 (Connie Lee Ins.)

                                                D - 7.

     MUNICIPAL INVESTMENT TRUST FUND,
     INSURED SERIES - 231,
     DEFINED ASSET FUNDS

     PORTFOLIO
     As of February 28, 1999

                                             Rating of                          PE VER C.     Optional
     Portfolio No. and Title of               Issues        Face                                 Redemption
            Securities                       (1) (4)        Amount    Coupon      Maturities(3) Provisions(3)    Cost(2)   Value(2)
            ----------                       ---------  ----------- -----------   ------------  ------------  ----------  ---------

  10 Rhode Island Depositors Econ.              AAA     $   940,000     6.000 %      2017      None         $   943,262 $ 1,030,983
     Protection Corp., Spec. Oblig. Rfdg.                    76218KDG5
     Bonds, Ser. 1992 B (MBIA Ins.)

  11 City of San Antonio, TX, Hotel Occup.      AAA         765,000     5.700        2026      08/15/06         738,210     814,014
     Tax Rev. Bonds, (Henry B. Gonzales                      796261AV7                       @  102.000
     Conv. Ctr. Expansion Proj.), Ser. 1996
     (Financial Guaranty Ins.)

  12 City of St. George, Washington Cnty.,      AAA         375,000     5.850        2020      06/01/05         372,559     400,560
     UT, Wtr. Rev. Bonds, 1995 Ser. A (AMBAC                                      @  101.000
     Ins.)
                                                           ---------                                           ---------   ---------
     TOTAL                                              $ 7,540,000                                         $ 7,433,927 $ 8,009,669
                                                          =========                                           =========   =========

                                                                        See Notes to Portfolio.


D - 8.

     MUNICIPAL INVESTMENT TRUST FUND,
     INSURED SERIES - 231,
     DEFINED ASSET FUNDS

     NOTES TO PORTFOLIO
     As of February 28, 1999

    (1)   The ratings of the bonds are by Standard & Poor's Ratings Group, or by Moody's
          Investors Service, Inc. if followed by "(m)", or by Fitch Investors Service,
          Inc. if followed by "(f)"; "NR" indicates that this bond is not currently rated by any of the above-mentioned rating services. These ratings have been furnished by the Evaluator but not confirmed with the rating agencies.

    (2)   See Notes to Financial Statements.

    (3)   Optional redemption provisions, which may be exercised in whole or in part, are initially at prices of par plus a premium, then subsequently at prices declining to par. Certain securities may provide for redemption at par prior or in addition to any optional or mandatory redemption dates or maturity, for example, through the operation of a maintenance and replacement fund, if proceeds are not able to be used as contemplated, the project is condemned or sold or the project is destroyed and insurance proceeds are used to redeem the securities. Many of the securities are also subject to mandatory sinking fund redemption commencing on dates which may be prior to the date on which securities may be optionally redeemed. Sinking fund redemptions are at par and redeem only part of the issue. Some of the securities have mandatory sinking funds which contain optional provisions permitting the issuer to increase the principal amount of securities called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were acquired at a price higher than the redemption price, this will represent a loss of capital when compared with the Public Offering Price of the Units when acquired. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Holders any principal amount and premium received on such redemption after satisfying any redemption requests for Units received by the Fund. The estimated current return may be affected by redemptions.

    (4)   All securities are insured, either on an individual basis or by portfolio insurance, by a municipal bond insurance company which has been assigned
          "AAA" claims paying ability by Standard & Poor's. Accordingly, Standard &
          Poor's has assigned a "AAA" rating to the securities. Securities covered by portfolio insurance are rated "AAA" only as long as they remain in the Trust.

    (5) Bonds with an aggregate face amount of $ 35,000 have been pre-refunded and are expected to be called for redemption on the optional redemption provision date shown.

                                                  D - 9.

                             Defined
                             Asset FundsSM


HAVE QUESTIONS ?                         MUNICIPAL INVESTMENT TRUST FUND
Request the most recent free             INSURED SERIES--231
Information Supplement                   (A Unit Investment Trust)
that gives more details about            ---------------------------------------
the Fund, by calling:                    This Prospectus does not contain
The Chase Manhattan Bank                 complete information about the
1-800-323-1508                           investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         o Securities Act of 1933 (file no.
                                         333-00005) and
                                         o Investment Company Act of 1940 (file
                                         no. 811-1777).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         Units of any future series may not be
                                         sold nor may offers to buy be accepted
                                         until that series has become effective
                                         with the Securities and Exchange
                                         Commission. No units can be sold in any
                                         State where a sale would be illegal.


                                                      15303--6/99